LEASING INNOVATIONS, INCORPORATED                  LEASE AGREEMENT NO. HGF081196
535 N. Hwy 101, Suite B
Solana Beach, CA 92075
(619)259-4794 1(800)532-7388

Lessee: Blue Rhino Corporation           Vendor: National Datacomputer, Inc.
        104 Cambridge Plaza Drive                900 Middlesex Turnpike, Bldg. 5
        Winston-Salem, NC 27104                  Billerica, MA 08121


Lessee's Tax/I.D.#: 56-1149695
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Deliver to Address (if other than above)

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Quantity                          Description
See Attached Schedule A
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When Payable [X]  Monthly          Minimum Term        Amount of Each Rental Payment       [ ] Security Deposit $
             [ ]  Quarterly        A                   B                                                         -------------------
Check One    [ ]  Other            30 Months           $1,183.66                           [X] Advance Payment $2,367.32
                                                                                                               ---------------------
                                                                                               plus applicable sales tax

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Additional provisions (If Any)  First and Last Payment Due in Advance

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

          TERMS AND CONDITIONS - PLEASE READ CAREFULLY BEFORE SIGNING

1. LEASE Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor the equipment described above or on any attached Schedule(s), on the terms and conditions set forth in this lease agreement.

2. WARRANTIES. LESSOR HAS NOT MADE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE QUALITY OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor will not be liable for any loss or damage to Lessee or others arising from defects, negligence, delays, failure to deliver, interference with any patent, trademark, copyright or other intellectual property right, or nonperformance of the equipment. No representation or warranty as to the equipment or any other matter by the manufacturer, vendor or others shall be binding on lessor nor shall the breach of such release Lessee from any of Lessee's obligations to Lessor. Lessor assigns to Lessee all warranties of third parties concerning the subject matter hereof without recourse against Lessor. Lessee confirms that: (a) They are a corporation duly organized and validly existing and in good standing under the laws of the State of North Carolina; (b)(i) The leasing of the Equipment from Lessor by Lessee, the execution and delivery of the Lease, Rental Schedule, Certificate of Delivery and Acceptance (in the case of a sale-leaseback, the sale of the Equipment by Lessee to Lessor and the Bill of Sale) and other related instruments and agreements and the compliance by Lessee with the terms thereof, (ii) have been duly and legally authorized by appropriate corporate action taken by Lessee, (iii) are not in contravention of, and will not result in a breach of, any of the terms of Lessee's Certificate of Incorporation, its By-laws, or of any provisions relating to any of it's Loan Agreement, Credit Agreements, or indentures of Lessee, or any other contract, agreement or instrument to which Lessee is a party or under which it is bound, and (iv) will not violate any applicable state or federal laws. (c) The Lease, Rental Schedule, Certificate of Delivery and Acceptance and/or Bill of Sale and other related instruments and agreements with respect to the Equipment, when executed by Lessee's duly authorized officers or designees and delivered to Lessor, will constitute a valid and legally binding obligation of Lessee, enforceable in accordance with the terms thereof. (d) Lessor's title to the Equipment is absolute and Lessee's right, title and interest in and to the Equipment described in any Rental Schedule, and the rentals thereof, will not be affected or impaired by the terms of any Loan Agreement or Indenture, or any other contract, agreement or instrument, to which Lessee is a party, or under which it is bound. (e) There is not now pending against or affecting Lessee, nor to our knowledge is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency which if decided adversely to Lessee, would directly or indirectly affect or impair your title to the Equipment, or would materially impair of affect Lessee's financial condition or operation. (f) No authorization, approval or consent of any public body, agency, commission or board, federal, state or local, is necessary or required, by statute or otherwise, in connection with the execution of the Lease, Rental Schedule, Certificate of Delivery and Acceptance and/or Bill of Sale and other related instruments and agreements or for the assumption of the obligations of Lessee thereunder.

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                                   GUARANTY

To induce Lessor to enter into the within lease, the undersigned jointly and severally unconditionally guarantees to Lessor the prompt payment when due of all of Lessee's obligations to Lessor under the lease. Lessor shall not be required to proceed against Lessee or the equipment or enforce any other remedy before proceeding against the undersigned. The undersigned agrees to pay all attorney's fees and other expenses incurred by Lessor by reason of default by the Lessee or the undersigned. The undersigned waives notice of acceptance hereof and of all other notices or demands of any kind to which the undersigned may be entitled. The undersigned consents to any extensions or modifications granted to Lessee and the release and/or compromise of any obligations of Lessee or any other obligors and guarantors without in any way releasing the undersigned from its obligations hereunder. This guaranty shall bind the heirs, administrators, representatives, successors and assigns of the undersigned, and may be enforced by or for the benefit of any assignee or successor of Lessor. The undersigned consents to the jurisdiction of any Federal or State Court, located in San Diego County, California with respect to any legal action commenced hereunder.

X                                          X
-------------------------------------      -------------------------------------
GUARANTOR SIGNATURE             DATED      GUARANTOR SIGNATURE             DATED

Accepted By
LEASING INNOVATIONS, INCORPORATED          BLUE RHINO CORPORATION

By Signature Illegible                     By /s/ Larry Brumfield V.P./CFO
   ----------------------------------         ----------------------------------
   Authorized Signature                       Lessee's Signature       Title

   7/30/96          Treasurer                /s/ Barbara C. Harper      7/30/96
-------------------------------------      -------------------------------------
Date                            Title         Witness's Signature and Date

3. TERM AND RENT. This lease will commence on the first day of the month in which Lessee confirms its acceptance of the equipment and will continue for the minimum number of months (above). Lessee shall be deemed to have confirmed acceptance of the equipment if, within five (5) business days after delivery of the equipment, Lessee has not given Lessor written notice of any objection thereto or if Lessee makes any rent payments. The rent specified in "B" (above). Lessee will make all rental payments, in advance, on the date or dates specified by Lessor in a notice or notices. This lease is a noncancellable lease and cannot be canceled by Lessee during the minimum term hereof. This lease shall be automatically renewed for an additional one month renewal term at the completion of the minimum term or the renewal term. Unless otherwise specified, any Advance Payment shall be applied first to the first rental payment and then to the latest maturing rental payments. Lessor may apply all or any part of any Security Deposit to cure any default of Lessee under this lease. If upon final termination of this lease, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee any remaining balance of the Security Deposit, without interest.

4. PURCHASE ORDERS AND EQUIPMENT ACCEPTANCE. Lessee agrees that (a) Lessor has not selected, manufactured, sold or supplied any of the equipment, (b) Lessee has selected all of the equipment and its suppliers, (c) Lessor is purchasing the equipment solely in connection with this lease and (d) Lessee has received a copy of, and approved, the purchase orders/contracts for the equipment. Lessor hereby notified Lessee that Lessee may have rights under such purchase orders/contracts and advises Lessee to contact such suppliers for a description of any such rights. Lessee agrees that as of the acceptance date: (a) Lessee has received and inspected the equipment, (b) the equipment is in good working order and complies with the purchase orders/contracts, (c) Lessee irrevocably accepts the equipment for purposes of this lease "as-is, where-is, will all faults", and
(d) Lessee unconditionally waives any right it may have to revoke its acceptance of the equipment.

5. WAIVER OF RIGHTS. Lessee's obligation to pay all rent and other amounts under this lease is ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES WHATSOEVER, and shall not be affected by any circumstances of any character whatsoever, including without limitation any limitation, any setoff, counterclaim, defense or reduction which Lessee may have against Lessor or anyone else for any reason whatsoever.

6. OWNERSHIP OF EQUIPMENT. Lessor shall at all times retain title to the equipment. Lessee, at its expense, will protect and defend Lessor's title to the equipment and will keep it free and clear of any and all claims, liens, and encumbrances. Lessee will obtain and maintain at its expense all required, customary or appropriate licenses, titles, registrations, and permits reflecting Lessor as owner.

7. CARE, USE AND LOCATION. Lessee will keep and maintain the equipment in good operating condition, repair, and appearance, reasonable wear and tear excepted and shall use the equipment in the regular course of its business. Lessee will not modify the equipment unless in accordance with a recommendation by the manufacturer, without the prior written consent of Lessor. The Equipment shall always remain and be deemed personal property even though attached to realty. Lessee shall keep the equipment at the location shown herein and shall not remove the equipment without the prior written consent of Lessor. Lessor shall have the right to enter Lessee's premises at reasonable times to inspect the equipment.

8. TAXES. Lessee will pay directly, or to Lessor, all excise taxes, sales and use taxes, personal property taxes, and charges which may be imposed by any governmental entity during the term of this lease arising from the acquisition, use, ownership or leasing of the equipment whether due before or after termination of this lease. Property taxes due for the last year of the lease will be paid for Lessee when the lease expires or terminates. Unless otherwise agreed to in writing, Lessor shall file personal property tax returns with respect to the equipment. With respect to personal property taxes, upon Lessor's request, Lessee shall pay to Lessor, in advance and at the times requested by Lessor the taxes which Lessor anticipates will be due during the year.

9. INSURANCE. Lessee shall, at its own expense, keep the equipment insured against all risks of loss or damage from every cause whatsoever, for no less than the full replacement value thereof and shall carry public liability, personal injury, and property damage insurance covering the equipment and its use. All such insurance shall be in form, amount and with insurers satisfactory to Lessor and shall provide for at least ten (10) days written notice of cancellation to Lessor. Such policies shall name Lessor as Loss Payee as its interest may appear with respect to property damage coverage and as Additional Insured with respect to public liability coverage. Lessee shall deliver to Lessor satisfactory evidence of insurance coverage required hereunder. Should Lessee not deliver to Lessor satisfactory evidence of insurance coverage as required herein, Lessee shall pay to Lessor, in addition to the cost of insurance which the Lessor may obtain (if any), a fee equal to ten dollars ($10.00) per month. Payment of such fee does not relieve Lessee from its obligations to obtain such insurance. Lessor shall be under no duty to ascertain the existence or to examine the insurance policies. Lessor may, but shall not be obligated to, insure the equipment at the expense of Lessee. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts received in payment for loss or damage under any such insurance policies.

10. INDEMNITY. Lessee will indemnify, defend by counsel approved by Lessor, and hold Lessor, its affiliates, their officers, agents and employees harmless from and against all loss, liability and expense, including reasonable attorney's fees (including costs of a successful defense) for claims for negligence, tort, strict liability, bodily injury, including death, or property damage, or for any alleged violation of rights of others, including contact, patent, trademark, copyright or industrial property rights, or for any alleged violation of any law, ordinance, rule, regulation or decree, arising from the purchase, delivery installation, operation, ownership, maintenance, use, malfunction or interruption of this lease.

11. LOSS OR DAMAGE. Lessee shall bear all risks of loss of and damage to the equipment from any cause and the occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of such loss or damage, Lessee, at the option of Lessor, shall (a) replace the same in good repair, condition and working order, or (b) replace the same with like equipment in good repair, condition and working order.

12. FEES, COLLECTION EXPENSES, LATE CHARGES, AND ADVANCES. Lessee shall also pay to Lessor with the first rental payment an administrative fee equal to: (a) thirty dollars ($30.00) if the purchase price of the equipment is less that $25,000.00, or (b) fifty dollars ($50.00) if the purchase price is $25,000.00 or greater. In addition, Lessee shall pay lessor a processing fee of $1.00 per scheduled rental payment. If any rent or other amount payable hereunder is not paid when due, then as compensation for the administration and enforcement of Lessee's obligation to make timely payments, Lessee shall pay with respect to each overdue payment on demand (i) any collection agency fees and expenses, plus
(ii) a late payment service fee of $10.00, which Lessee agrees is a reasonable approximation of the internal costs that Lessor will incur as a result of Lessee's delay in payment, plus (iii) interest at 18% per annum (but not to exceed the highest rate permitted by law) on such overdue payment for the period for which it is overdue. All advances made by Lessor to preserve said property or to pay insurance premiums for insurance hereon (but not to exceed the highest rate permitted by law) or to discharge and pay any taxes, liens or encumbrances thereon shall be added to the unpaid balance of rentals due hereunder and shall be repayable by Lessee to Lessor together with interest thereon at the highest contract rate until paid. Lessee shall pay to Lessor a fee equal to fifteen dollars ($15.00) for each check returned to Lessor unpaid, in addition to pay late charge provided for herein for a delinquent payment.

13. ASSIGNMENT. LESSEE SHALL NOT, DIRECTLY OR INDIRECTLY (a) ASSIGN, SELL OR OTHERWISE DISPOSE OF THIS LEASE OR ANY PART THEREOF, OR (b) SUBLEASE, LEND OR TRANSFER POSSESSION OR USE OF THE EQUIPMENT OR ALLOW TO EXIST ANY LIEN OR OTHER CLAIM TO THE EQUIPMENT OR ANY PART THEREOF, OR (c) CREATE, GRANT, ASSUME, OR ALLOW TO EXIST ANY LIEN OR OTHER CLAIM TO THE EQUIPMENT OR ANY PART HEREOF. Lessor and any assignee of Lessor, with or without notice to or consent of Lessee, may sell, assign, transfer or grant a security interest in all or part of Lessor's rights, obligations, title or interest, in the equipment, this lease or the amounts payable under this lease to any entity (a "transferee") and in such event the transferee shall have all of the rights, powers and remedies of Lessor hereunder. Lessee shall not assert against any transferee and defense, counterclaim or setoff which Lessee may have against Lessor. Lessee acknowledges that any such transfer transaction will not materially increase or change its obligations, burdens, duties or risks under this lease.

14. DEFAULT. Any of the following events or conditions shall constitute an event of default hereunder: (a) Lessee fails to pay any rental or any other payment hereunder when due; (b) Lessee fails to pay when due any indebtedness of Lessee arising independently of this lease; (c) Lessee fails to perform any other convenant herein and such failure continues for ten (10) days following receipt of written notice from Lessor; (d) Lessee becomes insolvent or makes an assignment for the benefit of creditors or ceases doing business as a going concern; (e) a receiver, trustee, conservator, or liquidator of Lessee is appointed with or without the application or consent of Lessee; (f) the filing by or against Lessee of a petition under the Bankruptcy Code or any Amendment thereto, or under any other insolvency law or laws providing for the relief of Debtors; or (g) any representation or statement made or furnished to Lessor by or on behalf of Lessee providing to have been false or misleading in any material respect when made or furnished.

15. REMEDIES. If any event of default shall occur, Lessor may, at its own option, exercise any one or more of the following remedies: (a) Lessee shall pay upon demand by Lessor all rents and other monies then due, plus all rents and other monies to become due, in the future discounted to present value at a rate of 7% per annum, plus Lessor's originally anticipated residual value of the equipment; (b) require Lessee to return the equipment to Lessor, and in the event Lessee fails to do so, without demand or legal process, enter into the premises where the equipment may be found and repossess the equipment without any liability to Lessee; (c) use, hold, sell, lease, assign or otherwise dispose of the equipment at public or private sale, with or without notice to Lessee, without affecting the obligation of Lessee hereunder; (d) sue for and recover all amounts due from Lessee; (e) terminate this lease; or (f) pursue any other remedy available to Lessor at law or in equity. Lessee agrees to pay Lessor all costs and expenses, including reasonable attorney's fees, incurred by Lessor in exercising any of its rights and remedies. All remedies of Lessor hereunder are cumulative, and be exercised concurrently or separately, and are in addition to any other remedies provided for by law. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof. No waiver by Lessor of any default shall constitute a waiver by Lessor or any additional or subsequent default.

16. OPTION TO PURCHASE. Lessor hereby grants to Lessee the option to purchase all (not part) of the equipment at the expiration of the term of this lease for its then fair market value, provided Lessee is not in default hereunder. This option maybe exercise by notifying Lessor in writing not less than sixty (60) days prior to the expiration of the term of this lease. If such purchase option is exercised, Lessee will at the expiration of the term of this lease pay to Lessor the then fair market value.

17. RETURN OF EQUIPMENT. Upon expiration of the lease term or other termination, Lessee shall immediately return the equipment, at Lessee's expense, in good repair and condition, ordinary wear and tear excepted, in a manner and to a location designated by Lessor. Should Lessee not return the equipment at the end of the lease term, Lessee shall continue to pay rent to Lessor in the sum and on the due dates set out in this lease as a month to month lease term until the equipment is returned to Lessor.

18. UCC FILINGS. Lessor and Lessee agree that a reproduction of this lease may be filed as a financing statement and shall be sufficient as a financing statement under the Uniform Commercial code. Lessee shall execute or obtain or deliver to Lessor, upon Lessor's request, such other documents as Lessor deems necessary or advisable for the protection or perfection of this lease and Lessor's rights hereunder and shall pay all costs incident thereto. Lessee authorizes Lessor to insert in this lease, and in any filings, the serial number of the equipment, and to sign Lessee's name in any filings. At Lessor's option, Lessor may not file a financing statement in connection with the lease, and charge Lessee a non-filing fee of no more than ten dollars ($10.00).

19. ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL, COMPLETE, AND ENTIRE AGREEMENT BETWEEN THE PARTIES. THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS OR UNDERSTANDINGS AFFECTING THIS LEASE OR THE EQUIPMENT. NOTWITHSTANDING ANY PRIOR, PRESENT OR FUTURE ORAL AGREEMENT OR COURSE OF DEALING, NO TERM OF THIS LEASE MAY BE WAIVED, AMENDED OR CHANGED EXCEPT IN WRITING SIGNED BY BOTH PARTIES.

20. MISCELLANEOUS. All notices required under this lease shall be given to the parties hereto in writing and delivered personally or by certified mail at the address set forth herein or at such other address as such party may have subsequently provided in writing. Time is of the essence of this lease. In the event any provision hereof of shall be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect. The provisions of this lease shall be binding upon and shall inure to the benefit of the permitted assigns, successors, heirs and personal representatives of Lessor and Lessee. Lessor shall not be liable to Lessee for any indirect, consequential or special damages for any reason whatever. If this lease is signed by more than one Lessee, each of such Lessees shall be jointly and severally liable for payment and performance of all of the Lessee's obligations under this lease.

21. JURISDICTION. This lease shall be binding when accepted in writing by the Lessor in the State of California, and shall be deemed to have been made in San Diego County, California. The interpretation, construction and validity of this lease shall be governed by the laws of the State of California, where Lessor has its principle place of business, and where payments are to be made by Lessee. Lessee hereby voluntarily consents to the jurisdiction of any Federal or State Court, located in San Diego County, California with respect to any legal action commenced hereunder.

22. STATEMENT OF PURPOSE. Lessee hereby warrants and represent that the equipment will be used for business purposes and not for personal, family or household purposes, and Lessee acknowledges that Lessor has relied upon this representation in entering into this lease.